Designated Filer:	Warburg Pincus Private Equity X O&G, L.P.
Issuer & Ticker Symbol:	Laredo Petroleum Holdings, Inc. [LPI]
Date of Event Requiring Statement:	October 17, 2012

Joint Filers’ Signatures

WARBURG PINCUS PRIVATE EQUITY X O&G, L.P.
By: Warburg Pincus X, L.P., its General Partner
By: Warburg Pincus X LLC, its General Partner
By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date: October 19, 2012
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS X PARTNERS, L.P.
By: Warburg Pincus X, L.P., its General Partner
By: Warburg Pincus X LLC, its General Partner
By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date: October 19, 2012
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS X, L.P.
By: Warburg Pincus X LLC, its General Partner
By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date: October 19, 2012
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS X LLC
By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date: October 19, 2012
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS PARTNERS LLC
By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date: October 19, 2012
Name: Scott A. Arenare
Title: Partner

Designated Filer:	Warburg Pincus Private Equity X O&G, L.P.
Issuer & Ticker Symbol:	Laredo Petroleum Holdings, Inc. [LPI]
Date of Event Requiring Statement:	October 17, 2012

Joint Filers’ Signatures (cont’d)

WARBURG PINCUS LLC

By: /s/ Scott A. Arenare	Date: October 19, 2012
Name: Scott A. Arenare
Title: Managing Director

WARBURG PINCUS & CO.

By: /s/ Scott A. Arenare	Date: October 19, 2012
Name: Scott A. Arenare
Title: Partner

CHARLES R. KAYE

By: /s/ Scott A. Arenare	Date: October 19, 2012
Name: Charles R. Kaye
By: Scott A. Arenare, Attorney-in-Fact*

JOSEPH P. LANDY

By: /s/ Scott A. Arenare	Date: October 19, 2012
Name: Joseph P. Landy
By: Scott A. Arenare, Attorney-in-Fact*

__________________________________
*
The Power of Attorney given by Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on October 4, 2012, as exhibits to the Schedule 13D filed by Warburg Pincus Private Equity X, L.P. with respect to Primerica, Inc. and is hereby incorporated by reference.